Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET
9.	INTANGIBLE ASSETS, NET

The following table presents the intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	Total
	$	$	$
Balance as of January 1, 2019	43	11,399	11,442
Additions	1	4,030	4,031
Amortization expense	(20)	(5,965)	(5,985)
Foreign currency translation difference	-	(58)	(58)

Balance as of December 31, 2019	24	9,406	9,430
Additions	-	-	-
Amortization expense	(17)	(5,155)	(5,172)
Foreign currency translation difference	-	4	4

Accumulated impairment loss	(1)	(702)	(703)
Foreign currency translation difference		(21)	(21)

Balance as of December 31, 2020	6	3,532	3,538

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3-10 years.

There was no capitalization of intangible assets in the year ended December 31, 2020 due to the fact that the Company received no orders for new products that required R&D expenditures that should be capitalized.

For the year ended December 31, 2020, the Group accrued $703 impairment   losses associated with software and capitalized software development costs, due to insufficiency of   estimated future cash flows expected to be generated by these assets. For the year ended December 31, 2019, the Group did not recognize any impairment loss associated with its intangible assets.

The annual estimated amortization expenses for the intangible assets for each of the next five years were as follows:

$
2021	2,327
2022	1,211
2023	-
2024	-
2025	-
3,538